Exhibit 10.1

潍坊市农村信用社贷款利率审查审批表
客户名称：潍坊雷克兰劳保用品有限公司
信贷产品名称	质押类订单融资授信	内部挂牌利率	70%
拟执行贷款利率：基准利率上浮20%
贷款执行利率低于挂牌利率的原因：
1，该企业为新拓展优质客户，已在我行开立外汇结算账户。
2，该公司经营效益好，拟与我行建立长期合作关系。
综上所述，申请给予该企业利率优惠，执行基准利率上浮20%，
调查人（签字）：牛清梅
2014年3月20日
公司业务部意见：
	同意	负责人签字：刘福建
2014年3月20日
县级行社审查部门意见：
审查人签字
部门责任人签字
2014年3月26日
县级行社贷审委意见：
	同意	贷审委主任签字：李伯金
2014年3月27日
决策人意见：
	同意	决策人签字：岳作民
2014年3月27日